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                                                                     EXHIBIT 4.2







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                        VERTEX COMMUNICATIONS CORPORATION

                                   EXHIBIT 4.2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


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                                TABLE OF CONTENTS

                                CORPORATE BY-LAWS
                                       OF
                        VERTEX COMMUNICATIONS CORPORATION
                              (a Texas corporation)

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SECTION                                           SUBJECT MATTER                                                          PAGE
-------                                           --------------                                                          ----
ARTICLE 1 -- NAME AND OFFICES................................................................................................1

         1.01     Name.......................................................................................................1
         1.02     Registered Office and Agent................................................................................1
                  (1)      Registered Office.................................................................................1
                  (2)      Registered Agent..................................................................................1
                  (3)      Change of Registered Office or Agent..............................................................1
         1.03     Other Offices..............................................................................................1

ARTICLE 2 -- SHAREHOLDERS....................................................................................................2

         2.01     Place of Meetings..........................................................................................2
         2.02     Annual Meetings............................................................................................2
         2.03     Special Meetings...........................................................................................2
         2.04     Notice.....................................................................................................2
         2.05     Voting List................................................................................................3
         2.06     Quorum.....................................................................................................3
         2.07     Requisite Vote.............................................................................................4
         2.08     Withdrawal of Quorum.......................................................................................4
         2.09     Voting at Meeting..........................................................................................4
                  (1)      Voting Power......................................................................................4
                  (2)      Exercise of Voting Power; Proxies.................................................................4
                  (3)      Election of Directors.............................................................................5
         2.10     Record Date; Closing Transfer Books........................................................................5
         2.11     Action Without Meetings....................................................................................5
         2.12     Preemptive Rights..........................................................................................6

ARTICLE 3 -- DIRECTORS.......................................................................................................6

         3.01     Management Powers..........................................................................................6
         3.02     Number and Qualification...................................................................................6
         3.03     Election and Term..........................................................................................7
         3.04     Voting on Directors........................................................................................7
         3.05     Vacancies..................................................................................................7
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

         3.06     New Directorships..........................................................................................7
         3.07     Removal....................................................................................................8
         3.08     Meetings...................................................................................................8
                  (1)      Place.............................................................................................8
                  (2)      Annual Meeting....................................................................................8
                  (3)      Regular Meetings..................................................................................8
                  (4)      Special Meetings..................................................................................8
                  (5)      Notice and Waiver of Notice.......................................................................8
                  (6)      Quorum............................................................................................9
                  (7)      Requisite Vote....................................................................................9
         3.09     Action Without Meetings....................................................................................9
         3.10     Committees.................................................................................................9
                  (1)      Designation and Appointment.......................................................................9
                  (2)      Members; Terms....................................................................................9
                  (3)      Authority.........................................................................................9
                  (4)      Records..........................................................................................10
                  (5)      Change in Number.................................................................................10
                  (6)      Vacancies........................................................................................10
                  (7)      Removal..........................................................................................10
                  (8)      Meetings.........................................................................................10
                  (9)      Quorum; Requisite Vote...........................................................................10
                  (10)     Compensation.....................................................................................10
                  (11)     Action Without Meetings..........................................................................10
                  (12)     Responsibility...................................................................................10
         3.11     Compensation..............................................................................................11
         3.12     Maintenance of Records....................................................................................11
         3.13     Interested Directors and Officers.........................................................................11

ARTICLE 4 -- NOTICES........................................................................................................12

         4.01     Method of Notice..........................................................................................12
         4.02     Waiver....................................................................................................12

ARTICLE 5 -- OFFICERS AND AGENTS............................................................................................12

         5.01     Designation...............................................................................................12
         5.02     Election of Officers......................................................................................13
         5.03     Qualifications............................................................................................13
         5.04     Term of Office............................................................................................13
         5.05     Authority.................................................................................................13
         5.06     Removal...................................................................................................13
         5.07     Vacancies.................................................................................................14
         5.08     Compensation..............................................................................................14
         5.09     Chairman of the Board.....................................................................................14
         5.10     President.................................................................................................14

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


         5.11     Vice-Presidents...........................................................................................15
         5.12     Secretary.................................................................................................15
         5.13     Assistant Secretaries.....................................................................................15
         5.14     Treasurer.................................................................................................16
         5.15     Assistant Treasurers......................................................................................16

ARTICLE 6 -- INDEMNIFICATION................................................................................................17

         6.01     Third Party Actions.......................................................................................17
         6.02     Derivative Actions........................................................................................18
         6.03     Authorization of Indemnity................................................................................18
         6.04     Indemnification as to Expenses............................................................................19
         6.05     Advance on Expenses.......................................................................................19
         6.06     Nature of Indemnification.................................................................................19
         6.07     Insurance.................................................................................................20

ARTICLE 7 -- STOCK CERTIFICATES AND TRANSFER REGULATIONS....................................................................20

         7.01     Description of Certificates...............................................................................20
         7.02     Delivery..................................................................................................21
         7.03     Signatures................................................................................................21
         7.04     Issuance of Certificates..................................................................................21
         7.05     Payment for Shares........................................................................................21
                  (1)      Consideration....................................................................................21
                  (2)      Valuation........................................................................................22
                  (3)      Effect...........................................................................................22
                  (4)      Allocation of Consideration......................................................................22
         7.06     Subscriptions.............................................................................................22
         7.07     Closing of Transfer Books; Record Date....................................................................22
         7.08     Registered Owners.........................................................................................23
         7.09     Lost, Stolen or Destroyed Certificates....................................................................23
                  (1)      Proof of Loss....................................................................................24
                  (2)      Timely Request...................................................................................24
                  (3)      Bond.............................................................................................24
                  (4)      Other Requirements...............................................................................24
         7.10     Registration of Transfers.................................................................................24
                  (1)      Endorsement......................................................................................24
                  (2)      Guaranty and Effectiveness of Signature..........................................................24
                  (3)      Adverse Claims...................................................................................25
                  (4)      Collection of Taxes..............................................................................25
                  (5)      Additional Requirements Satisfied................................................................25
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


         7.11     Restrictions on Transfer and Legends on Certificates......................................................25
                  (1)      Shares in Classes or Series......................................................................25
                  (2)      Restriction on Transfer..........................................................................25
                  (3)      Pre-Emptive Rights...............................................................................25
                  (4)      Unregistered Securities..........................................................................26

ARTICLE 8 -- GENERAL PROVISIONS.............................................................................................26

         8.01     Dividends.................................................................................................26
                  (1)      Declaration and Payment..........................................................................26
                  (2)      Record Date......................................................................................26
         8.02     Reserves..................................................................................................27
         8.03     Books and Records.........................................................................................27
         8.04     Annual Statement..........................................................................................27
         8.05     Checks and Notes..........................................................................................27
         8.06     Fiscal Year...............................................................................................27
         8.07     Corporate Seal............................................................................................28
         8.08     Resignations..............................................................................................28
         8.09     Amendment of By-Laws......................................................................................28
         8.10     Construction..............................................................................................28
         8.11     Telephone Meetings........................................................................................28
         8.12     Table of Contents; Captions...............................................................................29
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                                     BY-LAWS

                                       OF

                        VERTEX COMMUNICATIONS CORPORATION
                              (a Texas Corporation)


                                    ARTICLE 1

                                NAME AND OFFICES

         1.01 Name. The name of the Corporation is VERTEX COMMUNICATIONS
CORPORATION, hereinafter referred to as the "Corporation".

         1.02 Registered Office and Agent. The Corporation shall establish, designate and continuously maintain a registered office and agent in the State of Texas, subject to the following provisions:

                  (1) Registered Office. The Corporation shall establish and continuously maintain in the State of Texas a registered office which may be, but need not be, the same as its place of business.

                  (2) Registered Agent. The Corporation shall designate and continuously maintain in the State of Texas a registered agent, which agent may be either an individual resident of the State of Texas whose business office is identical with such registered office, or a domestic corporation or a foreign corporation authorized

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to transact business in the State of Texas, having a business office identical with such registered office.

                  (3) Change of Registered Office or Agent. The Corporation may change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of the State of Texas of a statement setting forth the facts required by law, and executed for the Corporation by its President or a Vice-President, and verified by such officer.

         1.03 Other Offices. The Corporation may also have offices at such other places within and without .he State of Texas as the Board of Directors may, from time to time, determine the business of the Corporation may require.

                                    ARTICLE 2

                                  SHAREHOLDERS

         2.01 Place of Meetings. Each meeting of the shareholders of the Corporation is to be held at the principal offices of the Corporation or at such other place, either within or without the State of Texas, as may be specified in the notice of the meeting or in a duly executed waiver of notice thereof.

         2.02 Annual Meetings. The annual meeting of the shareholders for the election of Directors and for the transaction

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of such other business as may properly come before the meeting shall be held within one hundred twenty (120) days after the close of the fiscal year of the Corporation on a day during such period to be selected by the Board of Directors; provided, however, that the failure to hold the annual meeting within the designated period of time or on the designated date shall not work a forfeiture or dissolution of the Corporation.

         2.03 Special Meetings. Special meetings of the shareholders, for any purpose or purposes, may be called by the Chairman of the Board or the President. Special meetings of the shareholders shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning ten per cent (10%) of the capital stock of the Corporation issued and outstanding and entitled to vote.
Such request shall state the purpose or purposes of the proposed meeting and the business to be transacted at any such special meeting of shareholders, and shall be limited to the purposes stated in the notice therefor.

         2.04 Notice. Written or printed notice of the meeting stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten

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(10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or the President, the Secretary or a majority of the members of the Board of Directors calling the meeting, to each shareholder of record entitled to vote at such meeting as determined in accordance with the provisions of Section 2.10 hereof. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, with postage thereon prepaid, addressed to the shareholder entitled thereto at his address as it appears on the stock transfer books of the Corporation.

         2.05 Voting List. The officer or agent having charge and custody of the stock transfer books of the Corporation, shall prepare, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order and containing the address and number of voting shares held by each, which list shall be kept on file at the registered office of the Corporation for a period of not less than ten (10) days prior to such meeting and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the entire time of the

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meeting. The original share ledger or transfer book, or a duplicate thereof, shall be prima facie evidence as to identity of the shareholders entitled to examine such list or share ledger or transfer book and to vote at any such meeting of the shareholders.

         2.06 Quorum. The holders of a majority of the shares of the capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation or by these By-Laws. If, however, such quorum shall not be present or represented at any such meeting of the shareholders, the shareholders entitled to vote thereat, present in person, or represented by proxy, shall have the power to adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         2.07 Requisite Vote. If a quorum is present at any meeting, the vote of the holders of a majority of the shares of capital stock having voting power, present in person or

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represented by proxy, shall determine any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Articles of Incorporation or of these By-Laws, a different vote shall be required, in which case such express provision shall govern and control the determination of such question.

         2.08 Withdrawal of Quorum. If a quorum is present at the time of commencement of any meeting, the shareholders present at such duly convened meeting may continue to transact any business which may properly come before said meeting until adjournment thereof, notwithstanding the withdrawal from such meeting of sufficient holders of the shares of capital stock entitled to vote thereat to leave less than a quorum remaining.

         2.09 Voting at Meeting. Voting at meetings of shareholders shall be conducted and exercised subject to the following procedures and regulations:

                  (1) Voting Power. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of shareholders, each shareholder of the capital stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his name on the books of the Corporation, except to the extent otherwise specified by the Articles of Incorporation.

                  (2) Exercise of Voting Power; Proxies. At any meeting of the shareholders, every holder of the shares of capital stock of the Corporation entitled to vote at such meeting may vote either in person, or by proxy duly

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appointed by instrument in writing subscribed by such shareholder or by his duly authorized attorney-in-fact; provided, however, no such appointment of proxy shall be valid after the expiration of eleven (11) months from the date of execution of such written instrument of appointment, unless otherwise stated therein. A proxy shall be revocable unless expressly designated therein as irrevocable or unless otherwise made irrevocable by law. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with the provisions of paragraph (3) below of this Section 2.09. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

                  (3) Election of Directors. In all elections of Directors cumulative voting shall be permissible, unless expressly denied by the Articles of Incorporation. If cumulative voting is so permissible, each shareholder of the capital stock of the Corporation entitled to vote at any such election shall have the right to cast, in person or by proxy, as many votes as shall equal the number of votes (except for these provisions as to cumulative voting) such shareholder would be entitled to cast for the election of Directors with respect to his shares multiplied by the number of Directors to be elected, and such shareholder may cast all such votes for a single Director, or may distribute such votes among the number of Directors to be voted for, or any two (2) or more of them, as such shareholder may deem appropriate.

         2.10 Record Date; Closing Transfer Books. As more specifically provided in Article 7, Section 7.07 hereof, the Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such record date to be not less than ten
(10) nor more than fifty (50) days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than

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ten (10) nor more than fifty (50) days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be deemed the record date.

         2.11 Action Without Meetings. Any action permitted or required to be taken at a meeting of the shareholders of the Corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders of the capital stock of the Corporation entitled to vote with respect to the subject matter thereof, and such written consent shall have the same force and effect as a unanimous vote of the shareholders thereon. Any such executed written consent, or an executed counterpart thereof, shall be placed in the minute book of the Corporation.

         2.12 Preemptive Rights. Unless otherwise determined by the Board of Directors in the manner provided under the Texas Business Corporation Act, as amended, no holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell, whether or not exchangeable for any capital stock of the Corporation of any class or classes, whether issued out of unissued shares authorized by the Articles of Incorporation, as amended, or

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out of shares of capital stock of the Corporation acquired by after the issue thereof; nor, unless otherwise determined by the Board of Directors in the manner provided under the Texas Business Corporation Act, as amended, shall any holder of shares of capital stock of the Corporation, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

                                    ARTICLE 3

                                    DIRECTORS

         3.01 Management Powers. The business affairs of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the shareholders.

         3.02 Number and Qualification. The Board of Directors shall consist of not less than one (1) member nor more than

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five (5) members; provided, however, the initial Board of Directors shall consist of one (1) member. Directors need not be residents of the State of Texas nor shareholders of the Corporation. Each Director shall qualify as a Director following election as such by agreeing to act or acting in such capacity. The number of Directors may be increased or decreased from time to time by resolution of the Board of Directors or shareholders without the necessity of a written amendment to the By-Laws of the Corporation; provided, however, no decrease shall have the effect of shortening the term of any incumbent Director.

         3.03 Election and Term. Members of the Board of Directors shall hold office until the annual meeting of shareholders and until their successors shall have been elected and qualified at the annual meeting of the shareholders, the shareholders shall elect Directors to hold office until the next succeeding annual meeting. Each Director shall hold office for the term for which he is elected, and until his successor shall be elected and qualified.

         3.04 Voting on Directors. Directors shall be elected by plurality vote.
Cumulative voting in the election of Directors is expressly prohibited.


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         3.05 Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors then in office, though less than a quorum of the Board of Directors. For purposes of these By-Laws, a "vacancy" shall be defined as an unfilled directorship arising by virtue of the death, resignation or removal of a Director theretofore duly elected to serve in such capacity in accordance with the relevant provisions of these By-Laws. A Director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in office.

         3.06 New Directorships. Any directorship to be filled by reason of an increase in the number of Directors actually serving as such shall be filled by election at an annual meeting of the shareholders or at a special meeting of shareholders called for that purpose, or by the Board of Directors for a term of office continuing only until the next election of one or more Directors by the shareholders, provided that the Board of Directors may not fill more than two
(2) such directorships during the period between any two (2) successive annual meetings of shareholders.

         3.07 Removal. Any Director may be removed either for or without cause at any duly convened special or annual meeting of shareholders, by the affirmative vote of a majority in

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number of shares of the shareholders present in person or by proxy at any meeting and entitled to vote for the election of such Director, provided notice of intention to act upon such matter shall have been given in the notice calling such meeting.

         3.08 Meetings. The meetings of the Board of Directors shall be held and conducted subject to the following regulations:

                  (1) Place. Meetings of the Board of Directors of the Corporation, annual, regular or special, are to be held at the principal office or place of business of the Corporation, or such other place, either within or without the State of Texas, as may be specified in the respective notices, or waivers of notice, thereof.

                  (2) Annual Meeting. The Board of Directors shall meet each year immediately after the annual meeting of the shareholders, at the place where such meeting of the shareholders has been held (either within or without the State of Texas), for the purpose of organizations, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

                  (3) Regular Meetings. Regular meetings of the Board of
         Directors may be held without notice at such time and at such place or places as shall from time to time be determined and designated by the Board.

                  (4) Special Meetings. Special meetings of the Board of
         Directors may be called by the Chairman of the Board or the President of the Corporation on notice of two (2) days to each Director either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board or the President or Secretary in like manner and on like notice on the written request of two (2) Directors.



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                  (5) Notice and Waiver of Notice. Attendance of a Director at
         any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

                  (6) Quorum. At all meetings of the Board of Directors, a majority of the number of Directors fixed by these By-Laws shall constitute a quorum for the transaction of business, until a greater number is required by law or by the Articles of Incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  (7) Requisite Vote. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute or by the Articles of Incorporation or by these By-Laws.

         3.09 Action Without Meetings. Unless otherwise restricted by the
Articles of Incorporation or these ByLaws, any action required or permitted by law to be taken at any meetings of the Board of Directors, or any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed in the minutes or proceedings of the Board of Directors or committee.


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         3.10 Committees. Committees designated and appointed by the Board of
Directors shall function subject to and in accordance with the following regulations and procedures:

                  (1) Designation and Appointment. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate.

                  (2) Members; Terms. Each Committee thus designated and appointed shall consist of two or more of the Directors of the Corporation, one of whom, in the case of the Executive Committee, shall be the President. The members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

                  (3) Authority. Each Committee, to the extent provided in the resolution of the Board creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire
         Board of Directors.

                  (4) Records. Each such Committee shall keep and maintain regular records or minutes of its meetings and report the same to the Board of Directors when required.

                  (5) Change in Number. The number of members of any Committee appointed by the Board of Directors, as herein provided, may be increased or decreased (but not below two) from time to time by appropriate resolution adopted by a majority of the entire Board of Directors.

                  (6) Vacancies. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this Section 3.10.

                  (7) Removal. Any member of any committee appointed hereunder may be removed by the Board of

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Directors by the affirmative vote of a majority of the entire Board, whenever in its judgment the best interests of the Corporation will be served thereby.

                  (8) Meetings. The time, place and notice (if any) of committee meetings shall be determined by the members of such committee.

                  (9) Quorum; Requisite Vote. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these By-Laws. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

                  (10) Compensation. Appropriate compensation for members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section 3.11 hereof.

                  (11) Action Without Meetings. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

                  (12) Responsibility. Notwithstanding any provision to the contrary herein, the designation and appointment of a committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

         3.11 Compensation. By appropriate resolution of the Board of Directors, the Directors may be reimbursed their

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expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum (as determined from time to time by the vote of a majority of the Directors then in office) for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in another capacity and receiving compensation therefor. Members of special or standing committees may, by appropriate resolution of the Board of Directors, be allowed similar reimbursement of expenses and compensation for attending committee meetings.

         3.12 Maintenance of Records. The Directors may keep the books and records of the Corporation, except such as are required by law to be kept within the State, outside the State of Texas or at such place or places as they may, from time to time, determine.

         3.13 Interested Directors and Officers. Any contract or other transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any firm of which one or more of its Directors or officers are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its Directors or officers are shareholders, members, directors, officers, or employees, or in which

                                      -16-


they are interested, shall be valid for all purposes, notwithstanding the presence of such Director or Directors or officer or officers at the meeting of the Board of Directors of the Corporation, which acts upon, or in reference to, such contract, or transaction, and notwithstanding his or their participation in such act, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve and ratify such contract or transaction by a vote of a majority of the Directors present, such interested Director or Directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote. The provisions of this Section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

                                    ARTICLE 4

                                     NOTICES

         4.01 Method of Notice. Whenever under the provisions of the Texas Business Corporation Act or of the Articles of Incorporation or of these By-Laws, notice is required to be given to any Director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or shareholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States Mail. Notice to Directors or shareholders may also be given by telegram.

         4.02 Waiver. Whenever any notice whatever is required to be given under the provisions of the Texas Business Corporation Act or under the provisions of the Articles of Incorporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by such person or persons, whether in person or by proxy, at any meeting requiring notice shall constitute a waiver of notice of such meeting, except as provided in Section 3.08(5) hereof.

                                    ARTICLE 5

                               OFFICERS AND AGENTS

         5.01 Designation. The officers of the Corporation shall be chosen by the Board of Directors and shall consist of the offices of:

                  (1)    President, Vice-President, Secretary and Treasurer; and

                  (2) Such other offices and officers (including a Chairman of the Board and additional Vice-Presidents) and assistant officers and agents as the Board of Directors shall deem necessary.

         5.02 Election of Officers. Each officer designated in Section 5.01(1) hereof shall be elected by the Board of Directors on the expiration of the term of office of such officer, as herein provided, or whenever a vacancy exists in such office. Each officer or agent designated in Section 5.01(2) above may be elected by the Board at any meeting.

         5.03 Qualifications. No officer or agent need be a shareholder of the Corporation or a resident of Texas. No officer or agent is required to be a Director, except the Chairman of the Board. Any two or more offices may be held by the same person, except that the office of the President and the office of the Secretary shall not be held by the same person.

         5.04 Term of Office. Unless otherwise specified by the Board of Directors at the time of election or appointment, or by the express provisions of an employment contract approved by the Board, the term of office of each officer and each agent shall expire on the date of the first meeting of Directors next following the annual meeting of shareholders each year. Each such officer or agent shall serve until the expiration of the term of his office or, if earlier, his death, resignation or removal.

         5.05 Authority. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these By-Laws or as may be determined by resolution of the Board of Directors not inconsistent with these By-Laws.

         5.06 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         5.07 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) shall be filled by the Board of Directors.

         5.08 Compensation. The compensation of all officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

         5.09 Chairman of the Board. If a Chairman of the Board is elected, he shall be chosen from among the Directors and shall be the chief executive and principal officer of the

Corporation. He shall have the power to call special meetings of the shareholders and of the Directors for any purpose or purposes, and he shall preside at all meetings of the shareholders and of the Board of Directors, unless he shall be absent or unless he shall, at his election, designate the President to preside in his stead. The Chairman of the Board shall be responsible for the operations and business affairs of the Corporation and shall possess all of the powers granted by the By-Laws to the President, including the power to make and sign contracts and agreements in the name and on behalf of the Corporation. He shall, in general, have supervisory power over the President and all other officers and the business activities of the Corporation, subject to the discretion of the Board of Directors.

         5.10 President. Subject to the supervision of the Chairman of the Board, or in the absence of the election of a Chairman of the Board, the President shall be the chief executive officer of the Corporation; shall preside at all meetings of the shareholders and the Board of Directors; shall have general and active management of the business of general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute bonds, mortgages and other contracts requiring seal, under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The President shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe.

         5.11 Vice-Presidents. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by a majority vote of the Board of Directors, shall, in the prolonged absence or disability of the President (and Chairman of the Board, if one is elected), perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the chief executive officer may from time to time delegate.

         5.12 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders of the Corporation and record all proceedings of the meetings of the Corporation and of the Board of Directors in a book to be maintained for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the

Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, or President. He shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

         5.13 Assistant Secretaries. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the chief executive officer may from time to time delegate.

         5.14 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the

Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President (and Chairman of the Board, if one is elected) and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control owned by the Corporation. The Treasurer shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

         5.15 Assistant Treasurers. The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

                                    ARTICLE 6

                                 INDEMNIFICATION

         6.01 Third Party Actions. Pursuant to, but cumulative of, the provisions of the Texas Business Corporation Act, as amended, and the Articles of Incorporation, the Board of Directors shall have the power and authority to indemnify and hold harmless each Director or officer of the Corporation, or of any other corporation for which such Director or officer has been requested to serve by the Corporation, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such individual is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any such action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         6.02 Derivative Actions. The Corporation shall have the power and authority to indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, against reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

         6.03 Authorization of Indemnity. Any indemnification under the foregoing Sections 6.01 and 6.02 (unless ordered by the court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such Director or officer is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct set forth in either or such Sections, as the case may be. Such determination shall be made (1) by a majority vote of a quorum consisting of Directors who at the time of the vote are not named defendants or respondents in the proceeding; (2) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all Directors, consisting solely of two (2) or more Directors who at the time of the vote are not named defendants and respondents in the proceeding; (3) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board by a vote as set forth in Subsection (1) or (2) of this Section, or, if such a quorum cannot be obtained and such committee cannot be established, by a majority vote of all Directors; or (4) by the shareholders of the Corporation in a vote that excludes the shares held by Directors who are named defendants or respondents in the proceeding.

         6.04 Indemnification as to Expenses. To the extent that a Director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in the foregoing Sections
6.01 and 6.02, or in defense of any claim, issue or matter therein, such person shall be indemnified and held harmless against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

         6.05 Advance on Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case after (1) the Corporation receives a written affirmation by such Director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification under Sections
6.01 or 6.02 hereof, as applicable, and a written undertaking by or on behalf of such Director or officer to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements; and (2) a determination that the facts then known to those making the determination would not preclude indemnification under the provisions of the Texas Business Corporation Act and these By-Laws.

         6.06 Nature of Indemnification. The indemnification provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, By-Laws, any agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding such office, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

         6.07 Insurance. The Corporation shall have the power and authority to purchase and maintain insurance on behalf of any person who is or was a Director, officer employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a Director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, or other enterprise, or employee benefit plan against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity, or arising out of the status of such person as such, irrespective of whether the Corporation would have the power to indemnify and hold such person harmless against such liability under the provisions hereof.

                                    ARTICLE 7

                             STOCK CERTIFICATES AND
                              TRANSFER REGULATIONS

         7.01 Description of Certificates. The shares of the capital stock of the Corporation shall be represented by certificates in the form approved by the Board of Directors and signed in the name of the Corporation by the President or a Vice-President and the Secretary or an Assistant Secretary of the Corporation, and sealed with the seal of the Corporation or a facsimile thereof. Each certificate shall state on the face thereof the name of the holder, the number and class of shares, the par value of shares covered thereby or a statement that such shares are without par value, and such other matters as are required by law. At such time as the Corporation may be authorized to issue shares of more than one class, every certificate shall set forth upon the face or back of such certificate a statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued, as required by the laws of the State of Texas.

         7.02 Delivery. Every holder of the capital stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the President or a

Vice-President and the Secretary or an Assistant Secretary of the Corporation, certifying the class of capital stock and the number of shares represented thereby as owned or held by such shareholder in the Corporation.

         7.03 Signatures. The signatures of the President, Vice-President, Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is countersigned (l) by a transfer agent or an assistant transfer agent, or (2) by a transfer clerk acting on behalf of the Corporation and a registrar. In case any officer or officers who have signed, or whose facsimile signature or signatures have been placed upon any such certificate or certificates, shall cease to serve as such officer or officers of the Corporation, whether because of death, resignation, removal or otherwise, before such certificate or certificates are issued and delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered with the same effect as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to serve as such officer or officers of the Corporation.

         7.04 Issuance of Certificates. Certificates evidencing shares of its capital stock (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares shall not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

         7.05 Payment for Shares. Consideration for the issuance of shares shall be paid, valued and allocated as follows:

                  (1) Consideration. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation), or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment of consideration for shares.

                  (2) Valuation. In the absence of fraud in the transaction, the determination of the Board of Directors as to the value of consideration received shall be conclusive.

                  (3) Effect. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and non-assessable.

                  (4) Allocation of Consideration. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between the stated capital and capital surplus accounts.

         7.06 Subscriptions. Unless otherwise provided in the subscription agreement, subscriptions of shares, whether made before or after organization of the Corporation, shall be paid in full in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same class and series. In case of default in the payment of any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

         7.07 Closing of Transfer Books; Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that stock transfer books shall be closed for a stated period of time not to exceed, in any case, fifty
(50) days. If the stock transfer books shall be closed for the purpose of determining shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, as aforesaid, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days, and in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and the record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

         7.08 Registered Owners. Prior to due presentment for registration of transfer of a certificate evidencing shares of the capital stock of the Corporation in the manner set forth in Section 7.10 hereof, the Corporation shall be entitled to recognize the person registered as the owner of such shares on its books (or the books of its duly appointed transfer agent, as the case may be) as the person exclusively entitled to vote, to receive notices and dividends with respect to, and otherwise exercise all rights and powers relative to such shares; and the Corporation shall not be bound or otherwise obligated to recognize any claim, direct or indirect, legal or equitable, to such shares by any other person, whether or not it shall have actual, express or other notice thereof, except as otherwise provided by the laws of Texas.

         7.09 Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:

                  (1) Proof of Loss. Submits proof in affidavit form satisfactory to the Corporation that such certificate has been lost, destroyed or wrongfully taken; and

                  (2) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

                  (3) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

                  (4) Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation.

In the event a certificate has been lost, apparently destroyed or wrongfully taken, and the registered owner of record fails to notify the Corporation within a reasonable time after he has notice of such loss, destruction, or wrongful taking, and the Corporation registers a transfer (in the manner hereinbelow set forth) of the shares represented by the certificate before receiving such notification, such prior registered owner of record shall be precluded from making any claim against the Corporation for the transfer required hereunder or for a new certificate.

         7.10 Registration of Transfers. Subject to the provisions hereof, the Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if:

                  (1) Endorsement. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate; and

                  (2) Guaranty and Effectiveness of Signature. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective; and

                  (3) Adverse Claims. The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim; and

                  (4) Collection of Taxes. Any applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

                  (5) Additional Requirements Satisfied. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation there to, the delivery with the surrender of such stock certificate or certificates proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these By-Laws and applicable law, shall have been satisfied.

         7.11     Restrictions on Transfer and Legends on Certificates.

                  (1) Shares in Classes or Series. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designation, preferences, limitations, and relative rights of the shares of such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

                  (2) Restriction on Transfer. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may however state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

                  (3) Pre-Emptive Rights. Any preemptive rights of a shareholder to acquire unissued or treasury shares of the Corporation which are limited or denied by the Articles of Incorporation must be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business and that a copy of such information is on file in the office of the Secretary of State.

                  (4) Unregistered Securities. Any security of the Corporation, including, among others, any certificate evidencing shares of the Common Stock or warrants to purchase Common Stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS SUCH OFFER, SALE OR TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933 OR ANY APPLICABLE BLUE SKY LAWS. ANY OFFER; SALE OR TRANSFER OF THESE SECURITIES MAY NOT BE MADE WITHOUT THE PRIOR WRITTEN APPROVAL OF THE CORPORATION OR ITS COUNSEL."

                                    ARTICLE 8

                               GENERAL PROVISIONS

         8.01 Dividends. Subject to the provisions of the Texas Business Corporation Act, as amended, and the Articles of Incorporation, dividends of the Corporation shall be declared and paid pursuant to the following regulations:

                  (1) Declaration and Payment. Dividends on the issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.

                  (2) Record Date. The Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, such record date to be not more than fifty (50) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than fifty
(50) days prior to the payment date of such dividend. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

         8.02 Reserves. There may be created by resolution of the Board of Directors out of the earned surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

         8.03 Books and Records. The Corporation shall maintain correct and complete books and records of account and shall prepare and maintain minutes of the proceedings of its shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

         8.04 Annual Statement. The Board of Directors shall present at or before each annual meeting of shareholders a full and clear statement of the business and financial condition of the Corporation, including a reasonably detailed balance sheet and income statement under current date.

         8.05 Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         8.06 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         8.07 Corporate Seal. The Corporation seal shall be in such form as may be determined by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

         8.08 Resignations. Any director, officer or agent may resign his office or position with the Corporation by delivering written notice thereof to the President or the

Secretary. Such resignation shall be effective at the time specified therein, or immediately upon delivery if no time is specified. Unless otherwise specified therein, an acceptance of such resignation shall not be a necessary prerequisite of its effectiveness.

         8.09 Amendment of By-Laws. These By-Laws may be altered, amended, or repealed and new By-Laws adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, provided notice of the proposed alteration, amendment, or repeal be contained in the notice of such meeting.

         8.10 Construction. Whenever the context so requires herein, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely.

         If any portion or provision of these By-Laws shall be held invalid or inoperative, then, so far as is reasonable and possible: (1) the remainder of these By-Laws shall be considered valid and operative, and (2) effect shall be given to the intent manifested by the portion or provision held invalid or inoperative.

         8.11 Telephone Meetings. Shareholders, Directors, or members of any committee may hold any meeting of such shareholders, Directors or committee by means of conference telephone or similar communications equipment which permits all persons participating in the meeting to hear each other and actions taken at such meetings shall have the same force and effect as a unanimous vote at a meeting in person. The Secretary of the Corporation shall prepare a memorandum of the action taken.

         8.12 Table of Contents; Cautions. The table of contents and captions used in these By-Laws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         IN DUE CERTIFICATION WHEREOF, the undersigned, being the sole member of the Board of Directors of VERTEX COMMUNICATIONS CORPORATION, confirms the adoption and approval of the foregoing By-Laws, effective as of the 5th day of October, 1984.


                                        DIRECTORS:


                                        /s/ J. Rex. Vardeman
                                        ----------------------------------------
                                        J. REX VARDEMAN,
                                        Sole Director

                                 FIRST AMENDMENT
                             TO THE CORPORATE BYLAWS
                                       OF
                        VERTEX COMMUNICATIONS CORPORATION
                              (a Texas corporation)


THE STATE OF TEXAS         )
                           )                KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS           )

         THAT, the undersigned, being the duly elected and serving Secretary of VERTEX COMMUNICATIONS CORPORATION, a Texas corporation (the "Company"), does hereby certify and affirm that the following is an original counterpart of the First Amendment to the Corporate Bylaws of the Company, unanimously adopted and approved by the Board of Directors of the Company at the annual meeting of the Board of Directors duly called and held on February 11, 1988, at which a quorum of the Directors was present, whereby Article 6 of the Corporate Bylaws of the Company was amended to read in its entirety as follows:

                                    ARTICLE 6

                                 INDEMNIFICATION

                   6.01 Indemnification. Each person who was or is made a party or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a Director, officer, employee or agent of the Corporation, or is or








                FIRST AMENDMENT TO THE CORPORATE BYLAWS - PAGE 1 was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Corporation from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed
         (i) in the case of conduct in his official capacity on behalf of the Corporation that his conduct was in the Corporation's best interests,
         (ii) in all other cases, that his conduct was not opposed to the best interests of the Corporation, and (iii) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Corporation or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any Proceeding which is a criminal action, had reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.











                FIRST AMENDMENT TO THE CORPORATE BYLAWS - PAGE 2

                  6.02 Determination of Indemnification. Any indemnification under the foregoing Section 6.01 (unless ordered by a court of competent jurisdiction) shall be made by the Corporation only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (1) by a majority vote of a quorum consisting of Directors who at the time of the vote are not named defendants or respondents in the Proceeding; (2) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all Directors, consisting solely of two or more Directors who at the time of the vote are not named defendants or respondents in the Proceeding;
         (3) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board by a vote as set forth in Subsection (1) or (2) of this Section, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all Directors (in which Directors who are named defendants or respondents in the Proceeding may participate); or (4) by the shareholders of the Corporation in a vote that excludes the shares held by Directors who are named defendants or respondents in the Proceeding.

                  6.03 Advance of Expenses. Reasonable expenses, including court costs and attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such Proceeding, upon receipt by the Corporation of a written









                FIRST AMENDMENT TO THE CORPORATE BYLAWS - PAGE 3 affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Corporation if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 6. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

                  6.04 Nature of Indemnification. The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these By-Laws, any agreement, vote of shareholders or disinterested Directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a Director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

                  6.05 Insurance. The Corporation shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a Director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Corporation would have the power to indemnify and hold such person harmless against such liability under the provisions hereof.











                FIRST AMENDMENT TO THE CORPORATE BYLAWS - PAGE 4

                  6.06 Notice. Any indemnification or advance of expenses to a present or former director of the Corporation in accordance with this
         Article 6 shall be reported in writing to the shareholders of the Corporation with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

         IN DUE AUTHENTICATION WHEREOF, the undersigned, being hereunto duly authorized, has set his hand as of this 11th day of February, 1988.


                                   VERTEX COMMUNICATIONS CORPORATION

                                   By:  /s/ Bill Womble
                                        ----------------------------------------
                                            Bill Womble,
                                            Secretary











         FIRST AMENDMENT TO THE CORPORATE BYLAWS - PAGE 5

                                SECOND AMENDMENT
                                     TO THE
                                CORPORATE BYLAWS
                                       OF
                        VERTEX COMMUNICATIONS CORPORATION
                              (a Texas corporation)

================================================================================

THE STATE OF TEXAS            )
                              )             KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GREGG               )

         That, the undersigned, being the duly elected and acting Secretary of VERTEX COMMUNICATIONS CORPORATION, a Texas corporation (the "Company"), does hereby CERTIFY and AFFIRM that the following is an original counterpart of the Second Amendment to the Corporate Bylaws of the Company, unanimously adopted and approved by the Board of Directors of the Company at a regular meeting of the Board of Directors duly called and held on October 29, 1991, at which a quorum of the Directors was present, whereby the Corporate Bylaws of the Company were amended as follows:

         1. Section 2.10 of Article 2 of the Corporate Bylaws of the Company is amended to read in its entirety as follows:

                   "2.10 Record Date: Closing Transfer Books. As more specifically provided in Article 7, Section 7.07 hereof, the Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such record date to be not less than ten (10) nor more than sixty (60) days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be deemed the record date."









SECOND AMENDMENT TO THE CORPORATE BYLAWS OF
VERTEX COMMUNICATIONS CORPORATION - PAGE 1

         2. Section 7.07 of Article 7 of the Corporate Bylaws of the Company is amended to read in its entirety as follows:

                           "7.07 Closing of Transfer Books: Record Date. For the
                  purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period of time not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, as aforesaid, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days, and in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and the record date is not fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall be applied to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired."









SECOND AMENDMENT TO THE CORPORATE BYLAWS OF
VERTEX COMMUNICATIONS CORPORATION - PAGE 2

         IN DUE AUTHENTICATION WHEREOF, the undersigned, being hereunto duly authorized, has set his hand as of this 29th day of October, 1991.

                                     VERTEX COMMUNICATIONS CORPORATION


                                     By:  /s/ Bill R. Womble
                                          --------------------------------------
                                          BILL R. WOMBLE, Secretary









SECOND AMENDMENT TO THE CORPORATE BYLAWS OF
VERTEX COMMUNICATIONS CORPORATION - PAGE 3